Capital Senior Living A Leading Pure-Play Senior Housing Owner-Operator Exhibit 99.1

2
Forward-Looking Statements
•
The forward-looking statements in this presentation are subject to certain risks and uncertainties that could cause results to differ materially, including, but not without limitation to, the Company’s ability to complete the refinancing of certain of our wholly owned communities, realize the anticipated savings related to such financing, find suitable acquisition properties at favorable terms, financing, licensing, business conditions, risks of downturns in economic conditions generally, satisfaction of closing conditions such as those pertaining to licensures, availability of insurance at commercially reasonable rates and changes in accounting principles and interpretations among others, and other risks and factors identified from time to time in our reports filed with the Securities and Exchange Commission
•
The Company assumes no obligation to update or supplement forward-looking statements in this presentation that become untrue because of new information, subsequent events or otherwise.

Non-GAAP Financial Measures
•
Adjusted EBITDAR is a financial valuation measure and Adjusted Net Income and Adjusted CFFO are financial performance measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”).  Non-GAAP financial measures may have material limitations in that they do not reflect all of the costs associated with our results of operations
as
determined
in
accordance
with
GAAP.
As
a
result,
these
non-GAAP
financial
measures
should
not
be
considered
a
substitute
for,
nor
superior
to,
financial
results
and
measures
determined
or
calculated
in
accordance
with
GAAP.
Adjusted
EBITDAR is a valuation measure commonly used by our management, research analysts and investors to value companies in the senior living industry.  Because Adjusted EBITDAR excludes interest expense and rent expense, it allows our management, research analysts and investors to compare the enterprise values of different companies without regard to differences in capital structures and leasing arrangements.  The Company believes that Adjusted Net Income and Adjusted CFFO are useful as performance measures in identifying trends in day-to-day operations because they exclude the costs associated with acquisitions and conversions and other items that do not ordinarily reflect the ongoing operating results of our primary business.  Adjusted Net Income and Adjusted CFFO provide indicators to management of progress in achieving both consolidated and individual business unit operating performance and are used by research analysts and investors to evaluate the performance of companies in the senior living industry.  The Company strongly urges you to review on the last page of this release the reconciliation of net loss to Adjusted EBITDAR and the reconciliation of net (loss) income to Adjusted Net (Loss)
Income and Adjusted CFFO, along with the Company’s consolidated balance sheets, statements of operations, and statements of cash flows.
3

Capital Senior Living Investment Rationale
Attractively Positioned in the Highly Fragmented Senior Housing Market
Executing a Long-Term, Sustainable Growth Strategy with a Focus on Real
Estate Ownership
Capital Plan Supports Long-Term Growth Initiatives
Track Record of Strong Growth and Uniquely Positioned for Continued
Success
CSU has a clear and differentiated real-estate strategy to drive industry-leading growth and superior shareholder value
CSU has a clear and differentiated real-estate strategy to drive industry-leading growth and superior shareholder value
4
1

Attractively Positioned in the Highly Fragmented Senior Housing Market 5 1

Top-10 Operator and Pure-Play Senior Housing
Company
Portfolio Mix (Average Units)
As of June 30, 2017
AR.
173
CT.
238
FL.
429
IA.
122
IL.
762
IN.
2,440
MI.
173
MN.
173
MO.
662
MS.
143
NC.
457
SC.
683
NE.
650
NJ.
98
NY.
603
OH.
2,372
TX.
3,990
VA.
455
CA.
408
AZ.
189
Resident Capacity By State
Capital
Senior
Living
operates
129
communities
in
geographically
concentrated
regions
with
the
capacity
to
serve
16,500
residents
WI.
741
GA.
168
MA.
323
Number of residents by State
Greater than 2,000
500 -
2,000
Less than 500
Assisted Living
Independent Living
58.0%
42.0%

25
83
45
46
7
2010
Current
Owned
Leased
Joint Venture
One of the Largest Senior Housing Owners by
Percentage of Ownership
Ownership Evolution
Advantages to Real Estate Ownership
Ownership of 10 Largest US Senior Housing Operators
Maximizes cash flow and real estate value by providing
valuation support
Stronger margin profile
Eliminates lease escalators, driving sustainable
cash flows
Optimizes asset management and financial flexibility
Ability to reposition communities
Ability to increase loans based on the appreciated
value to re-deploy the capital into growth initiatives
Owned
%
129 Total
Properties
77 Total
Properties
100.0%
75.6%
64.3%
50.0%
36.5%
27.9%
26.4%
9.4%
Enlivant
Senior Lifestyle
Capital Senior
Living
Erickson Living
Brookdale
Senior Living
Holiday
Retirement
LCS
Five Star
Senior Living
Sunrise Senior
Living
Atria Senior
Living
2016 Properties
Owned
179
161
83
9
407
86
37
26
0
0
2016 Properties
Operated
179
213
129
18
1,114
308
140
276
252
156
Source: ASHA 2016 Top 50, company filings and investor presentations.
Note:
Five
Star
Senior
Living
pro
forma
for
property
acquisitions
and
divestitures.
Primarily
minority
interest
in
joint
ventures.
(1)
NM
NM
(1)
32.5%
64.3%

✓	✓	✓
	✓	✓	✓
	✓	✓	✓

Momentum: '17/'18 vs. '15/'16
Waning —— Waxing
Senior Housing
Lodging
Multi-Family

DISCOVER the difference

7.3%
9.9%
10.2%
6.6%
4.7%
9.6%
8.9%
4.8%
12.8%
16.1%
15.3%
11.2%
0%
5%
10%
15%
20%
1-Year
3-Years
5-Years
10-Years
Multi-Family
Lodging
Senior Housing
Multi-Family
Lodging
Senior Housing
Economy
Population Growth /
Demographic Mix
Location Specific
Demand/Supply
Government
Reimbursement
×
×
×
CSU’s Pure-Play Private-Pay Senior Housing Model has Many
Similarities to the Multi-Family and Lodging Sectors, While
Historically Providing Investors with Higher Returns
Key Housing Sector Drivers
Benchmarking the Housing Sector
Senior Housing Yields Consistent High Investment Returns
NCREIF Annualized Total Investment Returns (1,3,5, 10-Year Periods, as of 12/31/16)
’17/’18 Average
M-RevPAF
(1)
Expected Actual & Momentum
Source: Green Street Advisors and NIC MAP Data Service as of 12/31/16.
(1)
M-RevPAF
is Market Revenue per Available Foot and represents the combined changes in occupancy (demand)
and rents (pricing).
Strongest
Weakest

35,000
30,000
25,000
20,000
15,000
(Population in thousands)
2010
2015
2020
2025
2030
75% Expected Growth from 2014 to 2030

Top 10
20%
Top 25
25%
75%
Top 10
29%
63%
Top 25
37%

DISCOVER the difference

The Senior Living Market Offers Attractive Long Term
Fundamentals...
•
U.S. population 75+ years old is
expected to increase from ~6% of
total current population to 12% by
2030
•
Current penetration rate implies
demand growth of ~40K units per
annum
•
75% of the Independent
Living
market and 63% of the Assisted
Living market is comprised of small
players operating at a cost structure
disadvantage
Top 10
Remaining Market
Top 25
Clear opportunity for scale players to capture a disproportionate share of growth through organic initiatives and accretive acquisitions
Source: 2010 Consensus Summary File 1, U.S. Census Bureau, Population Division, IBISWorld and Wall Street Research.
U.S. Seniors Population Trends (75+ years old)
Independent Living Companies
Assisted Living Companies

Capital SENIOR LIVING

Average Stabilized Occupancy
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
2Q10
2Q11
2Q12
2Q13
2Q14
2Q15
2Q16
2Q17

YoY Rent Growth
4.5%
3.6%
2.7%
1.8%
0.9%
0.0%
2Q10
2Q11
2Q12
2Q13
2Q14
2Q15
2Q16
2Q17

Constructionas % of Inventory
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2Q10
2Q11
2Q12
2Q13
2Q14
2Q15
2Q16
2Q17

DISCOVER the difference

...and a Highly Constructive Current Operating
Environment
Source: NIC MAP Data Service as of 06/30/17.
Occupancy Stabilizing Across the Country
Senior Housing Rent is Seeing Growth After Recent Declines
Senior Housing
IL
AL
Industry Supply is Stabilizing in IL and Senior Housing
Since 2Q 2016, overall
industry supply has flat lined
across Senior Housing as a
whole
AL experienced a decline in
supply in 2Q 2017 after an
uptick in 1Q 2017
Senior Housing
IL
AL

CSU Has Limited Exposure to the Top 10 MSAs with
the Highest Levels of Construction
Source: NIC MAP Data Service data as of 06/30/2017.
Senior Housing Construction vs. Inventory Across the U.S.
Top 10 Highest Construction in MSAs
Total CSU units in top 10 highest
construction MSAs (~2% of total CSU units)
Over ~98% of CSU units are located outside of the top 10 highest construction MSAs
Capital Senior Living Community
0 –
2%
Construction
vs. Inventory
> 24%
Metro
Construction
vs Inventory
CSU
Units
CSU
Occupancy
Trenton, NJ
25.7%
-
-
Fort Myers, FL
24.6%
-
-
Charleston, SC
24.3%
-
-
Austin, TX
18.4%
-
-
Colorado Springs, CO
17.4%
-
-
Baton Rouge, LA
16.9%
-
-
Columbus, OH
16.7%
111
97%
Columbia, SC
14.6%
118
89%
Atlanta, GA
13.3%
-
-
Orlando, FL
12.5%
-
-
229

12 • Executing a Long-Term, Sustainable Growth Strategy with a Focus on Real Estate Ownership 2

Capital SENIOR LIVING

Capital® SENIOR LIVING

DISCOVER *the difference* |

13 Executing a Long-Term, Sustainable Growth Strategy with a Focus on Real Estate Ownership Core Organic Growth Increasing Real Estate Ownership Conversions Accretive Acquisitions

Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
Q3 15
Q4 15
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17

DISCOVER the difference |

Core Organic Growth Driven by Occupancy, Pricing
Improvements and Cost Containment
Occupancy improvement where opportunity exists
Increasing average rents through increasing market and in-house rents and level of care charges
Proactive expense management
Cash flow enhancing renovations and refurbishments
Core Organic Growth
Increasing Occupancy and Average Monthly Rent Trends
Average Rent
Occupancy %
80%
82%
84%
86%
88%
90%
$2,800
$3,000
$3,200
$3,400
$3,600
$3,800

15
Laser
Focused
on
Execution
-
Taking
Immediate
Action
to
Drive Sustainable Profitable Growth and Enhance
Shareholder Value
Executing comprehensive strategy to drive higher revenues, enhance cash flow and maximize value of real estate portfolio
Instituting new operating model and realigning sales team to instill greater accountability and drive operational excellence
Strengthened team with the recent appointment of Brett Lee as COO
Strong record of operational success within healthcare services sector
Experience leading operations within highly complex care delivery environments
Building more centralized, robust operating platform to improve all facets of community operations to better serve residents
Quality
Service
People
Growth
Cost

Moving to Centralized Platform to Improve Community
Operations While Serving New Residents
Implementing immediate occupancy growth plans and budget recovery goals for each community
Leveraging operational scale to optimize supply chain and large expense categories
Revised sales and marketing structure to improve performance
Evaluating opportunities to enhance care in existing communities
Addressing internal structural challenges by implementing:
Regional review and approval of all contract labor/premium pay
Staffing grid to address variation in labor cost through standardization
Expect the continued execution of strategic plan to produce growth in all key metrics for the remainder of 2017 and beyond

17
Upholding Highest Standards of Core Pillars to
Improve Resident Experience
Continuously focused on improving resident satisfaction by
upholding the highest quality standards for each community
through standardized processes, protocols and policies
We maintain a family-centered culture so all residents feel
as if they are part of the Capital Senior Living family
The Capital Operating System drives all facets of our
community operations
Quality
Service
People
Growth
Cost

18
Strategic Accretive Acquisitions have Achieved 16%
Average Cash-On-Cash Returns
Year 1 Cash-On-Cash Returns
With a strong reputation among sellers, CSU sources the majority of acquisitions off market and at attractive terms, and maintains a robust pipeline of near-to medium-term targets
Pipeline allows for ~$150mm of highly accretive acquisitions annually over the near-to medium term
Acquisitions financed with attractive fixed rate non-recourse mortgage loans
Weighted average interest rate has decreased 140bps since 2010
14.1%
17.6%
15.2%
16.5%
15.1%
15.8%
15.0%
2011
2012
2013
2014
2015
2016
2017 YTD
Total
Purchase
Price ($mm)
$ 83.4M
$ 181.3
$ 150.4
$ 160.2
$ 162.5
$ 138.4
$ 85.0
Communities
7
17
11
8
9
8
4
Units
551
1,367
881
819
791
723
547
Average
Borrowing Rate
5.1%
4.5%
5.4%
4.5%
4.3%
4.3%
4.8%*
10-Year
Treasury
Range
1.7%
-
3.2%
1.4%
-
2.4%
1.7%
-
3.0%
2.1%
-
3.0%
1.7%
-
2.5%
1.4%
-
2.5%
2.2% -
2.6%
* Variable Rate

Increasing Owned Portfolio Provides Increased
Financial Flexibility
CSU has achieved on average a 42.0% increase in property value over a 3 year period at communities on which it has executed supplemental loans in 2015 and 2016, which has provided financial flexibility through $66.3mm of proceeds for re-deployment to growth initiatives
$87.5
$220.1
$53.4
$75.9
2015 Supplemental Loan
Properties
2016 Supplemental Loan
Properties
Original Value
Incremental Value Added
$140.9
$296.0
Appreciated Value of Supplemental Loan Properties
Appreciated Value of Supplemental Loan Properties
25
32
48
59
67
71
79
83
45
49
50
50
50
50
50
46
7
3
3
3
2010
2011
2012
2013
2014
2015
2016
Current
Owned
Leased
Joint Venture
Capital Senior Living’s Ownership History
Capital Senior Living’s Ownership History
Owned
%
38.1%
32.5%
47.5%
52.7%
57.3%
58.7%
61.2%
64.3%

Conversions Drive Significant Improvements in Key
Financial Metrics
Revenue and NOI Growth –
2Q17
vs.
2Q14
(Period
prior
to
Conversions)
(1)
Expected Completion of Units Out of Service
(2)
776 total units were out of service at the beginning of 2017; when stabilized, the total
776 units are expected to contribute approximately $32.0mm of Revenue, $11.0mm of
EBITDAR and $7.5mm of CFFO on an annual basis
Three communities being repositioned or under significant renovation; all units are out of CSU non-GAAP statistical and financial measures and will be added back when the communities reach stabilization
(1)
Represents the 400 units with conversions completed as of 2Q15.
(2)
Represents when the units are completed. Actual contributions of Revenue, EBITDAR and CFFO will depend on timing of lease-up.
24.6%
28.3%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
Revenue Growth
NOI Growth
435
0
202
84
24
31
0
100
200
300
400
500
600
Completed
3Q17
4Q17
519
233
249
2

21 Capital Plan Supports Long-Term Growth Initiatives 3

79
83
50
46
Prior to Transaction
Post Transaction
Owned
Leased
Transaction Overview
Overview of the Transaction
1.
CSU purchased four previously leased properties in January
2017
•
Purchase Price: $85mm
•
CFFO accretion of $3.0mm in Year 1
Percentage of Owned Real Estate
Owned %
129 Total
Properties
129 Total
Properties
Benefits of the Transaction
Maximizes cash flow and real estate value by providing
valuation support
Stronger margin profile
Eliminates lease escalators, driving sustainable cash
flows
Optimizes asset management and financial flexibility
Ability to reposition communities
Ability to increase loans based on the appreciated value to
re-deploy the capital into growth initiatives
Increased owned portfolio from 61.2% to 64.3%
61.2%
64.3%

23 Track Record of Strong Growth and Uniquely Positioned for Continued Success 4

14.7% CAGR

14.2% CAGR

18.9% CAGR

DISCOVER the difference

$197
$257
$305
$343
$384
$412
$448
2010A
2011A
2012A
2013A
2014A
2015A
2016A
$69
$92
$110
$120
$133
$144
$153
2010A
2011A
2012A
2013A
2014A
2015A
2016A
$17
$25
$30
$37
$41
$47
$48
2010A
2011A
2012A
2013A
2014A
2015A
2016A
Strategy and Execution Have Delivered Strong Growth
Revenue
(1)
Adjusted EBITDAR
Adjusted CFFO
(2)
Note: $ in millions.
(1)
Excludes community reimbursement revenue and management services revenue.
(2)
Excludes prepaid resident rent and tax savings related to cost segregation studies in 2012 and 2013.
($ In Millions)
($ In Millions)
($ In Millions)

Healthy Balance Sheet to Support Future Initiatives
Assets
Cash and Securities
$ 29.6
Other Current Assets
26.0
Total Current Assets
55.6
Fixed Assets
1,111.9
Other Assets
20.3
Total
Assets
$ 1,187.8
Liabilities
& Equity
Current
Liabilities
$ 81.1
Long-Term
Debt
939.2
Other
Liabilities
76.4
Total
Liabilities
1,096.7
Stockholders’ Equity
91.1
Total Liabilities & Equity
$
1,187.8
As of June 30, 2017 (in millions)

Debt Maturities
•
CSU has ample financial capacity to pursue all initiatives contemplated under its growth strategy
•
No near term debt maturities
•
Acquisitions financed with attractive fixed rate non-recourse mortgage loans
$448,669
$262,930
$67,913
$113,956
$59,009
$11,624
$0
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
$350,000
$400,000
$450,000
$500,000
2025 &
After
2024
2023
2022
2021
2020
2019
2018
2017
2016
Average duration of debt is 6.8 years,
with approximately 93% of all debt
maturing in 2021 and after
(In thousands)
Ample Financial Capacity to Pursue Growth Initiatives

Capital Senior Living Investment Rationale
Attractively Positioned in the Highly Fragmented
Senior Housing Market
Executing a Long-Term, Sustainable Growth
Strategy with a Focus on Real Estate Ownership
Capital Plan Supports Long-Term Growth
Initiatives
Track Record of Strong Growth and Uniquely
Positioned for Continued Success
CSU has a clear and differentiated real-estate strategy to drive industry-leading growth and superior shareholder value
CSU has a clear and differentiated real-estate strategy to drive industry-leading growth and superior shareholder value
Core
Organic
Growth
Increasing
Real Estate
Ownership
Conversions
Accretive
Acquisitions
1
2
3
4